UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
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Preliminary information statement

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Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))

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Definitive information statement

LOOP MEDIA, INC.

(Name of Registrant as specified in Its Charter)
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(3)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

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LOOP MEDIA, INC.
700 N. Central Ave., Suite 430
Glendale, CA 91203
(213) 436-2100
NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS IN LIEU OF A MEETING
Dear Stockholders:
This Notice and the accompanying Information Statement is being furnished on or about April 30, 2021, by the Board of Directors (the “Board”) of Loop Media, Inc., a Nevada corporation (the “Company”), to the holders of common stock, par value $0.0001 per share, Series A Convertible Preferred Stock, par value $0.0001 per share of the Company (the “Series A Preferred Stock”), and Series B Convertible Preferred Stock, par value $0.0001 per share of the Company (the “Series B Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock”) as of the close of business on April 27, 2021 (the “Record Date”), for informational purposes only pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.
The purpose of this Information Statement is to inform the Company’s stockholders of certain actions taken by the written consent of the holders of a majority of the Company’s outstanding voting stock (the “Majority Stockholders”), dated as of April 27, 2020, in lieu of an annual meeting of stockholders, and which will be effective 20 calendar days from the date of mailing this Information Statement to you. The Majority Written Consent of Stockholders in Lieu of Annual Meeting dated April 27, 2021 (the “Written Consent”) authorizes the following corporate actions (together, the “Corporate Actions”):
1)
The election of two members of the Board, each to hold office for a one-year term, and until the election and qualification of his successor, or until his earlier death, removal, or resignation;

2)
The ratification of the Loop Media, Inc. Amended and Restated 2020 Equity Incentive Compensation Plan approved by the Board on June 15, 2020, as amended by the Board on November 10, 2020, and as further amended and restated on April 27, 2021.

The Board believes it would not be in the best interests of our company and our stockholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional stockholders in connection with these actions. In addition, we considered the health and safety of our employees and stockholders in view of the ongoing COVID-19 pandemic, which has made it difficult or impractical for stockholders to travel to an in-person annual meeting. Based on the foregoing, the Board has determined not to call an annual meeting of stockholders and none will be held this year.
THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
No action is required by you. The Corporate Actions cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders. Therefore, we anticipate that the Corporate Actions will become effective on or after May 20, 2021. This Notice and the

i

accompanying Information Statement are being furnished only to inform our stockholders of the Corporate Actions in accordance with the Nevada Revised Statutes, our Bylaws and Rule 14c-2 of the Exchange Act.
The Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2021 for the fiscal year ended December 31, 2020 is enclosed herewith.
PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.
By Order of the Board of Directors,
/s/ Jon Niermann Jon Niermann Chairman and Chief Executive Officer
Dated: April 30, 2021

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INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO
April 30, 2021
LOOP MEDIA, INC.
700 N. Central Ave., Suite 430
Glendale, CA 91203
(213) 436-2100
THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.
THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY A MAJORITY OF THE VOTING POWER OF OUR COMMON AND PREFERRED STOCK.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
GENERAL INFORMATION
This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) is being furnished on or about April 30, 2021, by the Board of Directors (the “Board”) of Loop Media, Inc., a Nevada corporation (the “Company”), to the holders of common stock, par value $0.0001 per share, Series A Convertible Preferred Stock, par value $0.0001 per share of the Company (the “Series A Preferred Stock”), and Series B Convertible Preferred Stock, par value $0.0001 per share of the Company (the “Series B Preferred Stock” and together with the Series A Preferred Stock, the “Preferred Stock”) as of the close of business on April 27, 2021 (the “Record Date”), pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.
On April 27, 2021, the Board deemed it in our best interests to take the following corporate actions (the “Corporate Actions”) and submit them to our stockholders for approval:
1)
The election of two members of the Board, each to hold office for a one-year term, and until the election and qualification of his successor, or until his earlier death, removal, or resignation;

2)
The ratification of the Loop Media, Inc. Amended and Restated 2020 Equity Incentive Compensation Plan approved by the Board on June 15, 2020, as amended on November 10, 2020, and as further amended and restated by the Board on April  27, 2021 (the “2020 Stock Option Plan”).

We are also providing notice to our stockholders that the Corporate Actions were taken by written consent (the “Written Consent”) of the holders of a majority of the Company’s outstanding voting stock (the “Majority Stockholders”), dated as of April 27, 2020, in lieu of an annual meeting of stockholders. The purpose of this Information Statement is to inform our stockholders that the Board considers the Corporate Actions to be in the best interests of our Company and our stockholders and that such Corporate Actions will be effective 20 calendar days from the date of mailing this Information Statement to you pursuant to Rule 14c-2 of the Exchange Act.
A copy of our Annual Report on Form 10-K filed on April 15, 2021 for the fiscal year ended December 31, 2020, including audited consolidated financial statements (our “Annual Report”), accompanies this Information Statement.
The 2020 Stock Option Plan is attached hereto as Exhibit A.

QUESTIONS AND ANSWERS ABOUT
THIS INFORMATION STATEMENT AND THE TRANSACTIONS
Q.   Why did I receive this Information Statement?
A.
The Exchange Act requires us to provide you with information regarding the Corporate Actions, even though your vote is neither required nor requested to approve the Corporate Actions.

Q.   Why am I not being asked to vote on the Corporate Actions?
A.
The Board unanimously adopted, approved and recommended the approval of the Corporate Actions and determined that the Corporate Actions are advisable and in the best interests of the Company and our stockholders. The Corporate Actions have also been approved by the Written Consent of the Majority Stockholders. Such approval is sufficient under the Nevada Revised Statutes and our Bylaws and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.   What do I need to do now?
A.
Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

INFORMATION ON MAJORITY STOCKHOLDERS
Under Section 78.320 of the Nevada Revised Statutes and our Bylaws, the written consent of stockholders holding a majority of the voting power allocated to our voting shares may be substituted for an annual or special meeting of the stockholders, provided that such written consent sets forth the action so taken and is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote upon were present and voted.
Our common stock and Preferred Stock are the only classes of outstanding voting stock of the Company. As of the Record Date, there were:
i.
123,356,612 shares of common stock outstanding, with one vote per share;

ii.
30,667 shares of Series A Preferred Stock outstanding, with 100 votes for each share; and

iii.
200,000 shares of Series B Preferred Stock outstanding, with 100 votes for each share.

As of the Record Date, the common stock and the Preferred Stock provide for a total of 146,423,312 voting shares. A total of 73,211,657 votes were required to pass any stockholder resolution.
As of the Record Date, the Majority Stockholders together owned 110,574,212 shares of the Company’s voting shares, representing approximately 75.5% of the voting power of the outstanding shares of capital stock of the Company.
All outstanding shares are fully paid and nonassessable. There are no cumulative voting rights. No consideration was paid for the consent. The transfer agent for our common stock, our Series A Preferred Stock and our Series B Preferred Stock is Clear Trust LLC, 16540 Pointe Village Dr., Suite 205, Lutz, Florida 33558.
NO APPRAISAL OR DISSENTERS’ RIGHTS
Stockholders are not entitled to dissenter’s rights of appraisal with respect to any of the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation, or our Bylaws.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of the Record Date, there were 123,356,612 shares of common stock outstanding, 30,667 shares of Series A Preferred Stock outstanding and 200,000 shares of Series B Preferred Stock outstanding.

The following table sets forth, as of the Record Date, ownership of our voting securities that are beneficially owned by:
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each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our voting securities;

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each of our named executive officers;

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each of our directors; and

—
all of our named executive officers and directors as a group.

Information relating to beneficial ownership of the voting securities by our principal stockholders and management is based upon each person’s information using “beneficial ownership” concepts under the SEC rules. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. For purposes of computing the number and percentage of shares beneficially owned by a security holder, any shares which such person has the right to acquire within 60 days of the Record Date, are deemed to be outstanding, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other security holder.
Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, ownership consists of sole ownership, voting and investment rights, and the address for each stockholder listed is c/o Loop Media, Inc., 700 N. Central Ave., Suite 430, Glendale, CA 91203.

	Amount of Beneficial Ownership of Common Stock		Amount of Beneficial Ownership of Series A Preferred Stock(1)		Amount of Beneficial Ownership of Series B Preferred Stock(2)
Name and Address of Beneficial Holder	Number of Shares Owned	Percent of Class	Number of Shares Owned	Percent of Class	Number of Shares Owned	Percent of Class
5% Stockholders
Dreamcatcher, LLC(3) 1879 Hazelton Drive Germantown, TN 38138	15,192,162	11.9%	—	—	—	—
Running Wind, LLC(4) 1879 Hazelton Drive Germantown, TN 38138	15,192,162	11.9%	—	—	—	—
Lighthouse Interactive, LLC Pieper Holding GMBH, Hertastr, 6 Berlin 14169 Germany(5)	9,703,656	7.8%	—	—	—	—
Jeffery Bahnsen(6)	752,702	*	20,000	65.2%	—	—
Randall Oser(7)	4,104,728	3.3%	5,334	17.4%	—	—
Roger A. Tichenor(8)	4,477,904	3.6%	5,333	17.4%	—	—
Named Executive Officers and Directors
Jon Niermann, Chief Executive Officer, Chairman & Director(9)	20,000,000	16.2%	—	—	—	—
Liam McCallum, Chief Product and Technical Officer(10)	6,006,751	4.8%	—	—	—	—
James J. Cerna, Jr., Chief Financial Officer	533,334	*	—	—	—	—
Bruce A. Cassidy, Director(11)	3,763,576	3.0%	—	—	200,000	100.0%
Named Officers and Directors as a Group(12)	30,307,661	23.6%	—	—	200,000	100.0%

*
Indicates less than 1% of class.

(1)
Holders of Series A Preferred Stock are entitled to 100 non-cumulative votes per share on all matters submitted to a vote by stockholders of our common stock, including the election of directors and all other matters as required by law, and each share of Series A Preferred Stock may be converted into 100 shares of common stock. As a result, 30,667 shares of outstanding Series A Preferred Stock represent 3,066,700 votes on all matters submitted to a vote of stockholders.

(2)
Holders of Series B Preferred Stock are entitled to 100 non-cumulative votes per share on all matters submitted to a vote by stockholders of our common stock, including the election of directors and all other matters as required by law, and each share of Series B Preferred Stock may be converted into 100 shares of our common stock. As a result, 200,000 shares of outstanding Series B Preferred Stock represent 20,000,000 votes on all matters submitted to a vote of stockholders.

(3)
Dreamcatcher, LLC’s beneficial ownership includes (i) 10,768,695 shares of common stock, (ii) 1,775,354 shares of common stock issuable upon exercise of warrants exercisable within 60 days of the Record Date and (iii) 2,648,113 shares of common stock underlying a promissory note convertible into shares of common stock within 60 days of the Record Date.

(4)
Running Wind, LLC’s beneficial ownership includes (i) 10,768,695 shares of common stock, (ii) 1,775,354 shares of common stock issuable upon exercise of warrants exercisable within 60 days of the Record Date and (iii) 2,648,113 shares of common stock underlying a promissory note convertible into shares of common stock within 60 days of the Record Date.

(5)
Lighthouse Interactive, LLC’s beneficial ownership includes (i) 9,333,334 shares of common stock and

(ii) 370,322 shares of common stock underlying a promissory note convertible into shares of common stock within 60 days of the Record Date.
(6)
Mr. Bahnsen’s beneficial ownership includes i) 752,702 shares of common stock and ii) 20,000 shares of Series A Preferred Stock, convertible into 2,000,000 shares of common stock, together which represents a total voting power of 2.2% on any matters submitted to a vote of stockholders.

(7)
Mr. Oser’s beneficial ownership includes i) 4,104,728 shares of common stock and ii) 5,334 shares of Series A Preferred Stock, convertible into 533,400 shares of common stock, together which represents a total voting power of 3.7% on any matters submitted to a vote of stockholders.

(8)
Mr. Tichenor’s beneficial ownership includes i) 4,477,904 shares of common stock and ii) 5,333 shares of Series A Preferred Stock, convertible into 533,300 shares of common stock, together which represents a total voting power of 4.0% on any matters submitted to a vote of stockholders.

(9)
Mr. Niermann’s beneficial ownership of 20,000,000 shares of common stock is held by Pioneer Productions, 420 8th Street, Huntington Beach, CA 92648, of which Mr. Niermann is the Director.

(10)
Mr. McCallum’s beneficial ownership includes (i) 4,000,000 shares of common stock held by 500 Limited, 13D Tak Lee Commercial Bldg., 113-117 Wanchai Road, Wanchai, HongKong, of which Mr. McCallum is the Owner and Chief Executive Officer, and (ii) 2,006,751 shares of common stock underlying options exercisable within 60 days of the Record Date.

(11)
Mr. Cassidy’s beneficial ownership includes (i) 960,000 shares of common stock; (ii) 200,000 shares of Series B Preferred Stock, convertible into 20,000,000 shares of common stock, all held by The Bruce A. Cassidy 2013 Irrevocable Trust dated June 18,2013, an Ohio Legacy Trust, of which Mr. Cassidy is the Senior Manager, and together which represents a voting power of 14.6% on any matters submitted to a vote of stockholders; (iii) 68,182 shares of common stock issuable upon exercise of warrants exercisable within 60 days of the Record Date, held by The Bruce A. Cassidy 2013 Irrevocable Trust dated June 18,2013, an Ohio Legacy Trust, of which Mr. Cassidy is the Senior Manager; (iv) 72,727 shares of common stock issuable upon exercise of warrants exercisable within 60 days of the Record Date, held by the Excel Family Partnership LLLP, of which Mr. Cassidy is the Manager; and (v) 2,666,667 shares of common stock issuable upon exercise of warrants exercisable within 60 days of the Record Date, which are held by Eagle Holdings Group, LLC of which Mr. Cassidy is the Senior Manager. Accounting for all shares of common stock held and common shares represented by shares of Series B Preferred Stock, upon conversion of all warrants, Mr. Cassidy would have a total voting power of 16.3% on any matters submitted to a vote of stockholders.

(12)
Accounting for all shares of common stock held and common shares represented by shares of Series B Preferred Stock, upon the conversion of all warrants and options, our named executive officers and directors as a group would have a total combined voting power of 34.0% on any matters submitted to a vote of shareholders.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, as amended, requires our executive officers and directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our Common Stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors, and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they filed. Based solely on a review of the copies of such forms furnished to the Company by its officers and directors, or the Company’s actual knowledge of transactions involving such officers and directors, the Company believes that all of our officers and directors and the owners of ten percent or more of our common stock have not filed their required Forms 3, 4 and 5. The Company intends to ensure to the best of its ability that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners are complied with in a timely fashion.

ITEM 1 — ELECTION OF DIRECTORS
Pursuant to Nevada Revised Statutes, our Articles of Incorporation and our Bylaws, our directors are elected by our stockholders. Our directors hold office until resignation or removal from office by the affirmative vote of a majority of stockholders, in accordance with our bylaws. All nominees have advised us that they are able and willing to serve as directors until their respective successors are elected and qualified. No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director, an officer, or a nominee.
Pursuant to the Written Consent, upon recommendation of the Board, Mr. Jon Niermann and Mr. Bruce Cassidy, were elected to hold office for a one-year term and until their successors have been duly elected and qualified, or until his earlier death, removal or resignation. The following is biographical information on the members of our Board:
Name	Age	Position	Director Since
Jon M. Niermann	55	Chief Executive Officer, Chairman & Director	2020
Bruce A. Cassidy	71	Director	2019
Jon M. Niermann
Jon M. Niermann is our Co-Founder and Chief Executive Officer. As our Chief Executive Officer and Chairman, he is responsible for guiding the vision and strategy of the Company and leading the management team. Prior to founding Loop Media in 2016, Mr. Niermann founded FarWest Entertainment, a global platform bridging the Asia-Pacific region and the west through multimedia entertainment and strategic partnerships, and served as its Chief Executive Officer and Executive Producer from 2010 to 2015. From 2008 to 2011, Mr. Niermann was a Late Night Talk Show Host for the Fox International Channel’s “Asia Uncut.” He served as President of Electronic Arts Asia from 2003 to 2010, where he helped move the company’s game portfolio into online gaming, and spent fifteen years, from 1988-2003, with The Walt Disney Company, including as Managing Director and President, Asia Pacific, of Walt Disney International from 2001 to 2003. Mr. Niermann holds a Bachelor of Science and Arts in Finance and Marketing from the University of Denver and an MBA from UCLA’s Anderson School of Management.
Director Qualifications:
We believe that Mr. Niermann should serve as a member of our board of directors due to his extensive experience in the entertainment industry, as well as the perspective he brings as our co-founder and CEO.
Bruce A. Cassidy
Bruce A. Cassidy is a member of our board of directors. He has been a member of our board of directors since 2019. In addition to his role on our board of directors, Mr. Cassidy currently serves on the boards for various companies, including as Chairman of the Board of each of Ultimate Gamer, Banyan Pediatric Care Centers and Segmint. He serves as Chairman of the Sarasota Green Group, the Executive Chairman of each of CelebYou LLC and CelebYou Productions and is on the board of directors of Selinsky Force LLC. He was also the founding investor and served on the board of directors of Ohio Legacy Corp. Previously, Mr. Cassidy was the founder and CEO of Excel Mining Systems from 1991 until its sale in 2007 to Orica Mining Services, and from 2008 to 2009, served as the President and CEO of one of its subsidiaries, Minora North & South Americas. He currently owns and operates The Concession Golf Club in Sarasota, Florida.
Director Qualifications:
We believe that Mr. Cassidy should serve as a member of our board of directors due to his extensive leadership and business experience in the entertainment and media industry and as a CEO of a large company, as well as his service on other boards of directors.

Family Relationships
There are no family relationships among our directors or executive officers.
Director Independence
We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system that has requirements that a majority of our board of directors be “independent” and, as a result, we are not at this time required to have our board of directors comprised of a majority of “Independent Directors.” Our board of directors currently has two (2) members, Jon Niermann and Bruce Cassidy. Mr. Niermann serves as our Chairman. Mr. Niermann is not “independent” within the definition of independence provided in the Marketplace Rules of The Nasdaq Stock Market or the independence requirements contemplated by Rule 10A-3 under the Exchange Act. We have not yet assessed whether Mr. Cassidy qualifies as independent.
Board Leadership Structure and Role in Risk Oversight
The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate. The Board believes that our Company and our stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills and availability of directors and the Chief Executive Officer, as well as other circumstances. Currently, our Chief Executive Officer also serves as Chairman of our Board, which the Board believes is appropriate at this time due to the small size and current financial condition of the Company.
The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.
Board Meetings and Director Attendance at Annual Meetings
During fiscal year 2020, Mr. Niermann and Mr. Cassidy met several times and took action by unanimous written consent without a meeting approximately 17 times. The Board reviewed documents and engaged in numerous communications with each other during the year regarding the business of the Company. We believe that the work of the Company’s directors is performed not only at meetings of the Board, but also by attending to the Company’s significant business decisions outside of the Board room.
Although the Board does not have a formal policy with regard to director attendance at annual meetings, it is expected that all directors will attend annual meetings absent a schedule conflict or other valid reason. We did not hold an annual meeting in 2020.
No Committees of the Board of Directors; No Audit Committee Financial Expert
Our Company currently does not have nominating, compensation, or audit committees or committees performing similar functions. Nor do we have an audit committee financial expert. Our directors believe that it is not necessary to have such committees at this time because the functions of such committees can be adequately performed by the Board due to the small size and current financial condition of the Company. All members of the Board participate in the consideration of director nominees and of executive officer and director compensation.
Board Evaluation of Director Candidates; Stockholder Nominations
Our Company does not have any defined policy or procedural requirements for stockholders to submit recommendations or nominations for directors. The Board believes that, given the stage of our development, a specific nominating policy would be premature and of little assistance until our business operations develop to a more advanced level. Our Company does not currently have any specific or minimum criteria for the election of nominees to the Board and we do not have any specific process or procedure for evaluating such nominees. The Board will assess all candidates, whether submitted by management or stockholders, and make recommendations for election or appointment.

Stockholder Communications with the Board
A stockholder who wishes to communicate with our Board may do so by directing a written request addressed to our CEO and director, Jon Niermann, at the address appearing on the first page of this Annual Report.
Code of Ethics
We do not have a code of ethics at the present time, but we intend to adopt one as soon as we add more executive staff and we have resources available.

ITEM 2 — ADOPTION OF THE LOOP MEDIA, INC. AMENDED AND RESTATED 2020 EQUITY INCENTIVE COMPENSATION PLAN
Our Board and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Loop Media, Inc. 2020 Equity Incentive Compensation Plan was adopted by the Board on June 15, 2020, amended by the Board on November 10, 2020, and further amended and restated on April 27, 2021 to set the total number of shares of common stock of the Company available under the Loop Media, Inc. 2020 Equity Incentive Compensation Plan at 14,600,000, and is subject to the ratification by stockholders. On April 27, 2021, pursuant to the Written Consent, the Majority Stockholders ratified the 2020 Stock Option Plan in the form of the attached Exhibit A.
Summary of the 2020 Stock Option Plan
The following is a summary of the material features of the 2020 Stock Option Plan and is qualified in its entirety by reference to the full text of the 2020 Stock Option Plan, which is attached as Exhibit A to this Information Statement. Capitalized terms used in this summary and not otherwise defined shall have the meaning set forth in the 2020 Stock Option Plan.
The 2020 Stock Option Plan is intended as an incentive to enable the Company to (a) attract and retain the types of employees, consultants and directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business. Awards that may be granted under the 2020 Stock Option Plan include: (a) Incentive Stock Options; (b) Non-qualified Stock Options (Incentive Stock Options and Non-qualified Stock Options together referred to as “Options”); (c) Stock Appreciation Rights; (d) Restricted Awards; (e) Performance Share Awards; (f) Cash Awards; and (g) Other Equity-Based Awards (all as defined in the 2020 Stock Option Plan, and collectively, “Awards”). To date, under the 2020 Stock Option Plan, the Company has issued only Non-qualified Stock Options.
The 2020 Stock Option Plan allows a total share reserve of no more than 14,600,000 shares of common stock for the grant of Awards. The 2020 Stock Option Plan further provides that no more than 10,000,000 of such shares of common stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options. The 2020 Stock Option Plan is administered by a committee appointed by the Board, or in the Board’s sole discretion, by the Board. Awards are granted by the Board based upon the recommendations of the committee, if the 2020 Stock Option Plan is at that time administered by a committee.
Awards may be granted to employees, consultants and directors of the Company and such other individuals designated by the committee who are reasonably expected to become employees, consultants and directors after the receipt of Awards. Incentive Stock Options may be granted only to employees of the Company, while Awards other than Incentive Stock Options may be granted to employees, directors and consultants of the Company. As of April 27, 2021, there were two directors, approximately 35 employees and approximately nine (9) consultants of the Company who would be eligible for grants under the 2020 Stock Option Plan.
An award of Incentive Stock Options grants the Optionholder the right to purchase a certain number of shares of common stock during a specified term in the future, after a vesting period and/or specific performance conditions, at an exercise price equal to at least 100% of the fair market value (as defined below) of the common stock on the grant date. Such options expire ten years after the grant date. In addition, to the extent that the aggregate fair market value (determined at the time of grant) of common stock with respect to which Incentive Stock Options are exercisable for the first time by any option holder during any calendar year exceeds $100,000, the options or portions thereof which exceed such limit shall be treated as Non-qualified Stock Options. The exercise price for Incentive Stock Options granted to any stockholder who is designated to be a “Ten Percent Shareholder” under the 2020 Stock Option Plan shall be at least 110% of the fair market value of the common stock on the date of the grant and such options expire five years after the grant date.
If the common stock is listed on any established stock exchange or a national market system, or is the subject of broker-dealer quotes on an SEC-registered Alternative Trading System, the “fair market value”

shall be the closing price of a share of common stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported by such exchange or system. In the absence of an established market for the common stock, the “fair market value” shall be determined in good faith by the committee and such determination shall be conclusive and binding on all persons.
Incentive Stock Options are not transferable (except as specifically provided in the 2020 Stock Option Plan in the event of the death of the option holder), and may, during his or her lifetime, only be exercised by the option holder. Non-qualified Stock Options may, in the sole discretion of the committee, be transferable.
The 2020 Stock Option Plan does not provide for any specific vesting periods. The committee may, at the time of grant of an Option, determine when that Option will become exercisable and any applicable vesting periods, and may determine that that Option will be exercisable in installments. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the committee may deem appropriate. The vesting provisions of individual Options may vary.
Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of: (a) the date three months following the termination of the Optionholder’s Continuous Service; or (b) the expiration of the term of the Option as set forth in the Award Agreement. Notwithstanding anything to the contrary contained in the 2020 Stock Option Plan, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
In accordance with the 2020 Stock Option Plan, all of an Optionholder’s Options will immediately fully vest on the date of a Change in Control event (as defined in the 2020 Stock Option Plan), subject to the terms of any employment agreement or other contractual arrangement between the Optionholder and the Company.
Notwithstanding any other provisions in the 2020 Stock Option Plan, the Company may cancel any Award, require reimbursement of any Award by a participant, and effect any other right of recoupment of equity or other compensation provided under the 2020 Stock Option Plan in accordance with any Company policies that may be adopted and/or modified from time to time (the “Clawback Policy”). In addition, a participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the 2020 Stock Option Plan or an Award agreement, in accordance with the Clawback Policy.
The Board, at any time, amend or terminate the 2020 Stock Option Plan as it shall deem advisable; provided, however, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is required by applicable law, regulation or stock exchange rule. It is expressly contemplated in the 2020 Stock Option Plan that the Board may amend the 2020 Stock Option Plan in any respect the Board deems necessary or advisable to provide eligible employees, consultants and directors with the maximum benefits provided or to be provided under the provisions of the Internal Revenue Code of 1986 and the regulations promulgated thereunder (the “Code”) relating to Incentive Stock Options or to the non-qualified deferred compensation provisions of Section 409A of the Code and/or to bring the 2020 Stock Option Plan and/or Awards granted under it into compliance therewith.
The committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless: (a) the Company requests the consent of the participant; and (b) the participant consents in writing.
The 2020 Stock Option Plan shall become effective as of the January 29, 2020 (the “Effective Date”), but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the 2020 Stock Option Plan has been approved by the stockholders of the Company, which approval shall be within

12 months before or after the date the 2020 Stock Option Plan is adopted by the Board. The 2020 Stock Option Plan shall terminate automatically ten years from the Effective Date. No Award shall be granted pursuant to the 2020 Stock Option Plan after such date, but Awards theretofore granted may extend beyond that date. No Awards may be granted under the 2020 Stock Option Plan while it is suspended or after it is terminated.
As of the date of this Information Statement, there were 14,600,000 shares of common stock reserved for issuance and 10,970,216 options outstanding under the 2020 Stock Option Plan.
New Plan Benefits Under the 2020 Stock Option Plan
As of April 27, 2021, the Board had approved the following awards under the 2020 Stock Option Plan, which became effective upon ratification of the 2020 Stock Option Plan by the Majority Stockholders pursuant to the Written Consent:
LOOP MEDIA, INC. AMENDED AND RESTATED 2020 EQUITY INCENTIVE COMPENSATION PLAN
Name and position(1)	Dollar value ($)(2)	Number of Options
Jon M. Niermann Chief Executive Officer, Chairman & Director	$2,625,000	1,250,000
James J. Cerna, Jr. Chief Financial Officer	$349,868	1,000,000
Liam McCallum Chief Product and Technical Officer	$1,050,000	500,000
Total for Executive Group	$4,024,868	2,750,000
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	$12,978,647	7,405,216

(1)
The Company also approved awards to consultants (which includes non-payroll contract employees of the Company) of a total of 815,000 options for an aggregate dollar value of $1,804,500.

(2)
The fair value of stock options is estimated as of the date of grant using the Black-Scholes-Merton option-pricing model. The Company uses the simplified method to estimate the expected term of options due to insufficient history and high turnover in the past. Further information regarding assumptions made in calculating the grant date fair value of options can be found in “Note 17 — Stock Options and Warrants” to the Company’s financial statements included in its annual report for the year ended December 31, 2020.

Future awards under the 2020 Stock Option Plan will be subject to the discretion of the Board and will depend on a variety of factors, including the value of our common stock at the time of grant, as well as Company and individual performance. Accordingly, it is not possible to determine the future benefits that will be received by eligible participants under the 2020 Stock Option Plan.

Securities Authorized for Issuance Under Equity Compensation Plans
The table below provides information relating to our equity compensation plans under which our common stock is authorized for issuance as of December 31, 2020, as adjusted for stock splits:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders(1)	5,812,306	$0.70	0
Equity compensation plans not approved by security holders(2)	2,500,000	$0.89	12,100,000
Total	8,312,307	$0.76	12,100,000

(1)
The Loop Media, Inc. Amended and Restated 2016 Equity Incentive Plan was adopted by the Board and approved by stockholders June 7, 2016, and amended and restated by the Board and approved by stockholders October 4, 2016. No further awards of any type available under this plan may be granted. See “Executive Compensation — The Loop Media, Inc. Amended and Restated 2016 Equity Incentive Plan.”

(2)
On April 27, 2021, pursuant to the Written Consent, the Majority Stockholders ratified the 2020 Stock Option Plan.

EXECUTIVE COMPENSATION
Executive and Director Compensation
All decisions regarding compensation for our executive officers and executive compensation programs are reviewed, discussed and approved by the Board. All compensation decisions are determined following a detailed review and assessment of the executive’s leadership and operational performance and contributions to our success; any significant changes in role or responsibility; our financial resources, results of operations and financial projections; the nature, scope and level of the executive’s responsibilities; and internal equity of pay relationships.
The Board determines each element of compensation for our CEO. When making determinations about each element of compensation for our other executive officers, the Board also considers recommendations from our CEO.Additionally, at the Board’s request, our executive officers may assess the design of, and make recommendations related to, our compensation and benefit programs, including recommendations related to the performance measures used in our incentive programs. The Board is under no obligation to implement these recommendations.
We have not, to date, engaged any outside compensation consultants to provide advice on compensation matters.
The following table summarizes information concerning the compensation awarded to, earned by, or paid to, our Chief Executive Officer (“Principal Executive Officer”) and our two most highly compensated executive officers other than the Principal Executive Officer during fiscal years 2020 and 2019 (collectively, the “Named Executive Officers”).
Name & Principal Position	Fiscal Year End	Salary ($)	Option Awards ($)(1)	Total ($)
Jon M. Niermann Chief Executive Officer, Chairman & Director	2020 2019	350,000 222,155	0 0	350,000 222,155
James J. Cerna, Jr.(2) Chief Financial Officer	2020 2019	174,659 —	349,868 —	524,527 —
Liam McCallum Chief Product and Technical Officer	2020 2019	111,838 43,754	0 0	111,838 43,754

(1)
The fair value of stock options is estimated as of the date of grant using the Black-Scholes-Merton option-pricing model. The Company uses the simplified method to estimate the expected term of options due to insufficient history and high turnover in the past. Further information regarding assumptions made in calculating the grant date fair value of options can be found in “Note 17 — Stock Options and Warrants” to the Company’s financial statements included in its annual report for the year ended December 31, 2020.

(2)
Mr. Cerna became Chief Financial Officer of the Company on January 16, 2020.

As of the fiscal year ended December 31, 2020, we had no plans in place and had never maintained any plans that provided for the payment of retirement benefits or benefits that will be paid primarily following retirement including, but not limited to, tax qualified deferred benefit plans, supplemental executive retirement plans, tax-qualified deferred contribution plans and nonqualified deferred contribution plans.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth certain information concerning outstanding stock awards held by the Named Executive Officers and our directors as of December 31, 2020:
Name	Number of Securities Underlying Unexercised Option (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
Jon M. Niermann	—	—	—
James J. Cerna, Jr.	1,000,000(1)	0.89	June 15, 2030
Liam McCallum	2,006,751(2)	0.66	October 31,2028

(1)
Of Mr. Cerna’s options, 500,000 options vested July 1, 2020, and 500,000 options vested January 1, 2021.

(2)
Mr. McCallum’s options fully vested on October 31, 2018, the date the award was granted. The number of options and exercise price have been adjusted for the 1 for 1.5 reverse stock split of the Company’s common stock that became effective on June 8, 2020.

The Loop Media, Inc. Amended and Restated 2016 Equity Incentive Plan
Prior to the Company adopting the 2020 Stock Option Plan, the Company issued awards under the Loop Media,Inc. Amended and Restated 2016 Equity Incentive Plan, which was adopted by the Board and approved by stockholders June 7, 2016, and amended and restated by the Board and stockholders October 4, 2016 (the “2016 Stock Option Plan”). The total number of shares reserved and available for grant under the 2016 Stock Option Plan was 10,000,000 shares of common stock.
On January 3, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, the Company’s wholly owned subsidiary, Loop Media Acquisition, Inc., a Delaware corporation (“Merger Sub”), and Loop Media, Inc., a Delaware corporation (“Predecessor Loop”). Under the terms of the Merger Agreement, on February 6, 2020, Merger Sub merged with and into Predecessor Loop with Predecessor Loop surviving the merger and becoming a wholly-owned subsidiary of the Company (the “Merger”). At the time of the Merger, Predecessor Loop stockholders received one newly issued share of the Company’s common stock in exchange for each share of Predecessor Loop common stock. On May 22, 2020, the Company entered into a Plan of Merger by and among the Company and its wholly-owned subsidiary, Predecessor Loop, pursuant to which, Predecessor Loop merged with and into the Company with the Company surviving the merger and the separate existence of Predecessor Loop ceasing (the “Consolidation”). To affect the Consolidation, the Certificate of Ownership and Merger were filed with the Delaware Secretary of State on June 8, 2020 and the Articles of Merger were filed with the Nevada Secretary of State on June 9, 2020. In connection with the Consolidation the Company changed its name to Loop Media, Inc. and remained a Nevada corporation.
According to the Merger Agreement, each option to purchase shares of Predecessor Loop common stock pursuant to the 2016 Stock Option Plan that was outstanding immediately prior to the time that the Merger took effect ceased to be outstanding and was converted into and exchanged for an option to purchase an equivalent number of shares of the Company’s common stock pursuant to the terms of the 2016 Stock Option Plan, which was assumed by the Company.
No further awards of any type available under the 2016 Stock Option Plan may be granted.
Employment Agreements
Jon Niermann — Employment Agreement
The Company entered into an employment agreement with Jon Niermann, the Chief Executive Officer (the “CEO Employment Agreement”), effective as of March 1, 2021. Pursuant to the CEO Employment Agreement, the term of employment is three (3) years, renewable every three (3) years, unless terminated. Mr. Niermann is entitled to receive an annual base salary of $350,000 as well as discretionary bonuses as may be awarded from time to time by our Board, and he is entitled to an up-list bonus of $350,000 upon the listing of the Company’s common stock on a national securities exchange. Mr. Niermann is eligible to participate in all benefit plans that the Company offers to its executive officers, including any incentive compensation plans that the Company may offer.
The CEO Employment Agreement terminates upon death or disability and may be terminated by the Company with or without cause, and by Mr. Niermann with or without good reason (all as defined in the CEO Employment Agreement). If the CEO Employment Agreement is terminated upon the death or disability or Mr. Niermann, he will receive unpaid and accrued base salary through date of termination, unpaid and accrued bonus, and payment of pro rata portion of yearly bonus (if any). In addition, upon termination for disability, Mr. Niermann will receive 18 months’ severance.
If the Company terminates Mr. Niermann for cause or Mr. Niermann resigns without good reason, Mr. Niermann will receive only unpaid and accrued base salary through the date of termination and any unpaid and accrued bonus. Should Mr. Niermann be terminated without cause or resign with good reason, Mr. Niermann is entitled to receive unpaid and accrued base salary and unpaid and accrued bonus through termination of the CEO Employment Agreement, payment of pro rata portion of yearly bonus of at least one year’s base salary, a lump sum payment of 24 months’ salary, payment of his base salary for remaining term of the CEO Employment Agreement or a period of 12 months, whichever is longer, and full vesting of all stock grants.
If at any time during the term of the CEO Employment Agreement Mr. Niermann’s employment is terminated after a “Change of Control” (as defined in the CEO Employment Agreement), compensation is similar to that in a termination without cause or resignation for good reason. In addition, a lump sum payment of 10 times his base salary will be payable.
Mr. Niermann’s right to receive any severance benefit under the CEO Employment Agreement is subject to the execution and delivery to the Company of a general release of claims in substantially the form attached to the CEO Employment Agreement.
The CEO Employment Agreement contains customary non-compete, non-solicitation, and other restrictive covenants to which Mr. Niermann is subject during the term of his employment and for a 12-month period following termination for cause or resignation without good reason.
Liam McCallum — Employment Agreement
The Company entered into an employment agreement with Liam McCallum, the Chief Product and Technical Officer (the “CPTO Employment Agreement”), which is effective as of April 1, 2021. Pursuant to the CPTO Employment Agreement, the term of employment is three (3) years, renewable every three (3) years, unless terminated. Mr. McCallum is entitled to receive an annual base salary of $275,000 as well as discretionary bonuses as may be awarded from time to time by our Board, and he is entitled to an up-list bonus of $250,000 upon the listing of the Company’s common stock on a national securities exchange. Mr. McCallum is eligible to participate in all benefit plans that the Company offers to its executive officers, including any incentive compensation plans that the Company may offer.
The CPTO Employment Agreement terminates upon death or disability and may be terminated by the Company with or without cause, and by Mr. McCallum with or without good reason (all as defined in the CPTO Employment Agreement). If the CPTO Employment Agreement is terminated upon the death or disability or Mr. McCallum, he will receive unpaid and accrued base salary through date of termination, unpaid and accrued bonus, and payment of pro rata portion of yearly bonus (if any). In addition, upon termination for disability, Mr. McCallum will receive six (6) months’ severance.
If the Company terminates Mr. McCallum for cause or Mr. McCallum resigns without good reason, Mr. McCallum will receive only unpaid and accrued base salary through the date of termination and any unpaid and accrued bonus. Should Mr. McCallum be terminated without cause or resign with good reason, Mr. McCallum is entitled to receive unpaid and accrued base salary and unpaid and accrued bonus through termination of the CPTO Employment Agreement, payment of pro rata portion of yearly bonus, a lump sum payment of six (6) months’ salary, and full vesting of all stock grants.

In addition, if at any time during the term of the CPTO Employment Agreement Mr. McCallum’s employment is terminated subsequent to after a “Change of Control” (as defined in the Employment Agreement), compensation is similar to that in a termination without cause or resignation for good reason. In addition, a lump sum payment of two (2) times his base salary will be payable.
Mr. McCallum’s right to receive any severance benefit under the CPTO Employment Agreement is subject to the execution and delivery to the Company of a general release of claims in substantially the form attached to the CPTO Employment Agreement.
The CPTO Employment Agreement contains customary non-compete, non-solicitation, and other restrictive covenants to which Mr. McCallum is subject during the term of his employment and for a 12-month period following termination for cause or resignation without good reason.
Director Compensation
At the time of this filing, directors receive no remuneration for their services as directors of the Company, nor does the Company reimburse directors for expenses incurred in their service to the Board of the Company.
Certain Relationships and Related Person Transactions
Related Party Transactions
SEC rules require us to disclose any transaction since the beginning of our last fiscal year, or any currently proposed transaction, in which we are a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of our total assets as of the end of last two completed fiscal years. A related person is any executive officer, director, nominee for director or holder of 5% or more of the Company’s common stock, or an immediate family member of any of those persons.
The Company has borrowed funds for business operations from certain stockholders through convertible debt agreements and has remaining balances, including accrued interest amounting to $3,988,693 and $3,050,137 as of December 31, 2020 and 2019, respectively. The Company incurred interest expense for these convertible debentures in the amounts of $416,845 and $297,534 for the years ended December 31, 2020 and 2019, respectively. See the Company’s discussion in “Note 13 — Convertible Debentures Payable” in the Company’s financial statements included in its annual report for the year ended December 31, 2020.
On December 1, 2020, the Company offered, in a private placement, the aggregate offering amount of up to $3,000,000 of Senior Secured Promissory Debentures, with a minimum subscription amount of $250,000 and common stock warrants with an aggregate exercise price of $750,000 and aggregate exercisable warrant shares of 272,727 shares. The Company entered into a senior secured promissory debenture agreement with a related party under this offering on December 1, 2020 in the amount of $750,000 for which the related party received 68,182 warrants to purchase the Company’s common stock in conjunction with the promissory debenture. The Company received another $800,000 from the related party under this offering on April 1, 2021, for which the related party received 72,727 warrants, and the Company expects to receive another $400,000 from the related party on or about May 1, 2021, for which the related party will receive 36,364 warrants to purchase the Company’s common stock.
As part of the reverse merger with Interlink Plus, Inc. (“Interlink”) on February 5, 2020, the Company assumed a $180,000 debt to Interlink’s controlling stockholder to whom the Company was also indebted in the amount of $1,000,000. The $180,000 debt plus accrued interest of $5,563 was retired as a part of the issuance of 2,666,667 warrants to purchase the Company’s common stock. The warrants were recorded at their fair value. See the Company’s discussion in “Note 17 — Stock Options and Warrants” in its financial statements included in its annual report for the year ended December 31, 2020. Because the transaction was a related party, any gain or loss is recorded and reported as a change to additional paid in capital (the effects of the transaction do not affect the Consolidated Statements of Operations). The Company incurred interest expense for these debentures in the amounts of $6,721 and $1,597 for the years ended December 31, 2020 and 2019, respectively.

For the years ended December 31, 2020 and 2019, the Company paid 500 Limited $271,200 and $292,990, respectively, for programming services provided to Loop. 500 Limited is an entity controlled by Liam McCallum, our Chief Product and Technology Officer.
Related Person Transaction Approval Policy
While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions to the extent required by applicable rules and regulations. Generally, management would present any related person transactions proposed to be entered into by us to the Board for approval. Our Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. The Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Loop Media, Inc., 700 N. Central Avenue, Suite 430, Glendale, California 91203.
If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.
The entire cost of furnishing this Information Statement will be borne by the Company. The Company may request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them.
FORWARD-LOOKING INFORMATION
This Information Statement contains statements not purely historical and which may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding our expectations, beliefs, future plans and strategies, anticipated events or trends concerning matters that are not historical facts or that necessarily depend upon future events. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential” and similar expressions. This Information Statement contains, among others, forward-looking statements based upon current expectations that involve numerous risks and uncertainties, including those described in our Annual Report and in our other public filings.
Investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risks and uncertainties and that actual results may differ materially from those possible results discussed in the forward-looking statements as a result of various factors.
Do not place undue reliance on such forward-looking statements as they speak only as of the date they are made. Except as required by law, we assume no obligation to publicly update or revise any forward-looking statement even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
No officer or director or any associate of such person has any substantial interest in the matters acted upon by our Board and stockholders, other than his role as a stockholder, officer or director.
ADDITIONAL INFORMATION
We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, with the SEC. These reports and other information filed by the Company are available free of charge through the SEC’s website at www.sec.gov. They are also available through our website at https://newsroom.loop.tv/. Information available on or accessible through our website is not incorporated by reference into this Information Statement.

CONCLUSION
As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above Corporate Actions. Your consent to the above Corporate Action is not required and is not being solicited in connection with these Corporate Actions. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE MATERIAL CONTAINED HEREIN IS FOR INFORMATIONAL PURPOSES ONLY.
By Order of the Board of Directors,
/s/ Jon Niermann Jon Niermann Chairman and Chief Executive Officer

EXHIBIT A
LOOP MEDIA, INC.
2020 AMENDED AND RESTATED EQUITY INCENTIVE COMPENSATION PLAN

LOOP MEDIA, INC.
AMENDED AND RESTATED
2020 EQUITY INCENTIVE COMPENSATION PLAN
Adopted by the Board on June 15, 2020
Amended by the Board on November 10, 2020 and April 27, 2021
1.   Purpose; Eligibility
1.1   General Purpose.   The name of this plan is the Loop Media, Inc. Amended and Restated 2020 Equity Incentive Compensation Plan (the “Plan”). The purposes of the Plan are to: (a) enable Loop Media, Inc., a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2   Eligible Award Recipients.   The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
1.3   Available Awards.   Awards that may be granted under the Plan include: (a) Incentive Stock Options; (b) Non-qualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Awards; (e) Performance Share Awards; (f) Cash Awards; and (g) Other Equity-Based Awards.
2.   Definitions
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 10 of the Plan.
“Cause” means:
With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:
(a)   If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b)   If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving fraud, deception, moral turpitude or the commission of any other act involving willful malfeasance or fiduciary breach whether or not with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.
With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:
(a)   malfeasance in office;
(b)   gross misconduct or neglect;
(c)   false or fraudulent misrepresentation inducing the director’s appointment;
(d)   willful conversion of corporate funds; or
(e)   repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance
The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.
“Change in Control”
(a)   The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;
(b)   The Incumbent Directors cease for any reason to constitute at least a majority of the Board;
(c)   The date which is ten business days prior to the consummation of a complete liquidation or dissolution of the Company;
(d)   The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either: (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”); or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate; (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary; (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition; or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or
(e)   The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of: (A) the entity resulting from such Business Combination (the “Surviving Company”); or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.
“Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” has the meaning set forth in Section 1.1.
“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units (DSUs)” has the meaning set forth in Section 8.1(b) hereof.
“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 17.12.
“Effective Date” shall mean January 29, 2020.
“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, or is the subject of broker-dealer quotes on an SEC-registered Alternative Trading System, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported by such exchange or system. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Free Standing Rights” has the meaning set forth in Section 7.
“Good Reason” means, unless the applicable Award Agreement states otherwise:
(a)   If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or
(b)   If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within 90 days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties or responsibilities; provided, that, neither a mere change in title alone nor reassignment following a Change in Control to a position that is substantially similar to the position held prior to the transaction shall constitute Good Reason; or (ii) a material reduction in the Participant’s base salary, unless such reduction affects all similarly situated employees; provided, however, that in order for circumstances to provide Good Reason for Participant’s resignation, Participant must resign within six months after the initial occurrence of the circumstance giving rise to Good Reason. The determination as to whether a Participant has resigned for Good Reason shall be made in good faith by the Committee and shall be final and binding on the Participant. The term “Company” will be interpreted to include the Company and any subsidiary, parent entity and Affiliate of the Company, or any successor entity thereto.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.
“Performance Share Award” means any Award granted pursuant to Section 9 hereof.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” has the meaning set forth in Section 1.1, as such may be amended and/or amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 7.
“Restricted Award” means any Award granted pursuant to Section 8.
“Restricted Period” has the meaning set forth in Section 8.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“SEC” means the U.S. Securities Exchange Commission.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Substitute Award” has the meaning set forth in Section 4.6.
“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.
3.   Administration.
3.1   Authority of Committee.   The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)   to construe and interpret the Plan and apply its provisions;
(b)   to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)   to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)   to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)   to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)   from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g)   to determine the number of shares of Common Stock to be made subject to each Award;
(h)   to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)   to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)   to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k)   to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m)   to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n)   to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o)   to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.
3.2   Committee Decisions Final.   All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3   Delegation.   The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4   Committee Composition.   Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5   Indemnification.   In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.   Shares Subject to the Plan
4.1   Subject to adjustment in accordance with Section 14, no more than 14,600,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2   Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3   Subject to adjustment in accordance with Section 14, no more than 10,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4   The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $50,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
4.5   Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are: (a) shares tendered in payment of an Option; (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation; or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
5.   Eligibility.
5.1   Eligibility for Specific Awards.   Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.
5.2   Ten Percent Shareholders.   A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.   Option Provisions.   Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1   Term.   Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of ten years from the Grant Date.
6.2   Exercise Price of an Incentive Stock Option.   Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3   Exercise Price of a Non-qualified Stock Option.   The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4   Consideration.   The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (a) in cash or by certified or bank check at the time the Option is exercised; or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise

Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.
6.5   Transferability of an Incentive Stock Option.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6   Transferability of a Non-qualified Stock Option.   A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7   Vesting of Options.   Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8   Termination of Continuous Service.   Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of: (a) the date three months following the termination of the Optionholder’s Continuous Service; or (b) the expiration of the term of the Option as set forth in the Award Agreement. Notwithstanding anything to the contrary contained herein if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9   Extension of Termination Date.   An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of: (a) the expiration of the term of the Option in accordance with Section 6.1; or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10   Disability of Optionholder.   Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of: (a) the date 12 months following such termination; or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11   Death of Optionholder.   Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of: (a) the date 12 months following the date of death; or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.   Stock Appreciation Rights.   Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).
7.1   Grant Requirements for Related Rights.   Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
7.2   Term.   The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
7.3   Vesting.   Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
7.4   Exercise and Payment.   Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of: (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised; over (b) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5   Exercise Price.   The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.
7.6   Reduction in the Underlying Option Shares.   Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
8.   Restricted Awards.   A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock.
8.1   Restricted Stock and Restricted Stock Units.
(a)   Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company: (i) an escrow agreement satisfactory to the Committee, if applicable; and (ii) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.
(b)   The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.
8.2   Restrictions.
(a)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (i) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (ii) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (iii) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (iv) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(b)   Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to: (i) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company; and (ii) such other terms and conditions as may be set forth in the applicable Award Agreement.
(c)   The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.
8.3   Restricted Period.   With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.
8.4   Delivery of Restricted Stock and Settlement of Restricted Stock Units.   Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5   Stock Restrictions.   Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
9.   Performance Share Awards.   Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (a) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (b) the Performance Period applicable to any Award; (c) the conditions that must be satisfied for a Participant to earn an Award; and (d) the other terms, conditions and restrictions of the Award.
9.1   Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
10.   Other Equity-Based Awards and Cash Awards.   The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
11.   Securities Law Compliance.   Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until: (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel; and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
12.   Use of Proceeds from Stock.   Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
13.   Miscellaneous.
13.1   Acceleration of Exercisability and Vesting.   The Board, upon unanimous consent of all the Directors, shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
13.2   Shareholder Rights.   Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.
13.3   No Employment or Other Service Rights.   Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate: (a) the employment of an Employee with or without notice and with or without Cause; or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
13.4   Transfer; Approved Leave of Absence.   For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
13.5   Withholding Obligations.   To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
14.   Adjustments Upon Changes in Stock.   In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
15.   Effect of Change in Control.
15.1   Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:
(a)   In the event of a Participant’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units as of the date of the Participant’s termination of Continuous Service.

(b)   With respect to Performance Share Awards and Cash Awards, in the event of a Participant’s termination of Continuous Service without Cause or for Good Reason, in either case, within 12 months following a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of Continuous Service.
To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.
15.2   In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least ten days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
15.3   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
16.   Amendment of the Plan and Awards.
16.1   Amendment of Plan.   The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
16.2   Shareholder Approval.   The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
16.3   Contemplated Amendments.   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
16.4   No Impairment of Rights.   Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless: (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.
16.5   Amendment of Awards.   The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless: (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.
17.   General Provisions.
17.1   Forfeiture Events.   The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
17.2   Clawback.   Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
17.3   Other Compensation Arrangements.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.4   Sub-Plans.   The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
17.5   Intentionally Left Blank.
17.6   Unfunded Plan.   The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
17.7   Recapitalizations.   Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.
17.8   Delivery.   Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
17.9   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
17.10   Other Provisions.   The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
17.11   Section 409A.   The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
17.12   Disqualifying Dispositions.   Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
17.13   Section 16.   It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
17.14   Beneficiary Designation.   Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
17.15   Expenses.   The costs of administering the Plan shall be paid by the Company.
17.16   Severability.   If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
17.17   Plan Headings.   The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
17.18   Non-Uniform Treatment.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
18.   Effective Date of Plan.   The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board.
19.   Termination or Suspension of the Plan.   The Plan shall terminate automatically ten years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
20.   Choice of Law.   The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.
As adopted by the Board of Directors of the Company on June 15, 2020.
As amended by the Board of Directors of the Company on November 10, 2020.
As amended by the Board of Directors of the Company on April 27, 2021.
As approved by the shareholders of the Company on April 27, 2021.